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                                                                    EXHIBIT 10.9

                    STANDARD INDUSTRIAL LEASE - MULTI-TENANT
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                     [LOGO]

1. PARTIES. This Lease, dated, for reference purposes only, April 15, 1996, is made by and between Pacifica 67 Inverness, LLC, a Colorado limited liability company (herein called "Lessor") and T-NETIX, Inc., a Colorado corporation (herein called "Lessee").

2.       PREMISES, PARKING AND COMMON AREAS.

         2.1 PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, real property situated in the County of Arapahoe, State of Colorado commonly known as 67 Inverness Drive East, Englewood, Colorado and described as 37,575 square feet in a 54,280 square foot multi-tenant building as shown on Exhibit A attached hereto, herein referred to as the "Premises", as may be outlined on Exhibit A attached hereto, including rights to the Common Areas as hereinafter specified but not including any rights to the roof of the Premises or to any Building in the Industrial Center. The Premises are a portion of a building, herein referred to as the "Building." The Premises, the Building, the Common Areas, the land upon which the same are located may be collectively referred to as the "Industrial Center."

         2.2 VEHICLE PARKING. Lessee shall be entitled to 100 vehicle parking spaces, unreserved and unassigned, on those portions of the Common Areas designated by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used only for parking by vehicles no larger than full size passenger automobiles or pick-up trucks, herein called "Permitted Size Vehicles." Vehicles other than Permitted Size Vehicles are herein referred to as "Oversized Vehicles."

                 2.2.1 Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, or invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities. See Paragraph 1 of the Addendum.

                 2.2.2 If Lessee permits or allows any of the prohibited activities described in paragraph 2.2 of this Lease, then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         2.3 COMMON AREAS -- DEFINITION. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and of other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers and invitees, including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, parkways, driveways and landscaped areas and are designated on Exhibit A hereto.

         2.4 COMMON AREAS - LESSEE'S RIGHTS. Lessor hereby grants to Lessee, for the benefit of Lessee and its employees, suppliers, shippers, customers and invitees, during the term of this Lease, the non-exclusive right to use, in common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to include the right to store any property, temporarily or permanently, in the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

         2.5 COMMON AREAS -- RULES AND REGULATIONS. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and regulations with respect thereto. Lessee agrees to abide by and conform to all such rules and regulations, and to cause its employees, suppliers, shippers, customers, and invitees to so abide and conform. Lessor shall not be responsible to Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

         2.6 COMMON AREAS - CHANGES. Lessor shall have the right, in Lessor's sole discretion, from time to time:

                 (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas and walkways;
(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available; (c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas; (d) To add additional buildings and improvements to the Common Areas; (e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Industrial Center, or any portion thereof; (f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, in the exercise of sound business judgment, deem to be appropriate.

                 2.6.1 Lessor shall at all times provide the parking facilities required by applicable law and in no event shall the number of parking spaces that Lessee is entitled to under paragraph 2.2 be reduced.

3.       TERM.

         3.1 TERM. The term of this Lease shall be for Sixty (60) months commencing on November 1, 1996 and ending on October 31, 2001 (THE "PRIMARY LEASE TERM") unless sooner terminated pursuant to any provision hereof.

         3.2 DELAY IN POSSESSION. Notwithstanding said commencement date, if for any reason, Lessor cannot deliver possession of the Premises to Lessee on said date, such failure shall not affect the validity of this Lease or the obligations of Lessee hereunder, but in such case, Lessee shall not be obligated to pay rent, except as may be otherwise provided in this Lease, until possession of the Premises is tendered to Lessee. SEE PARAGRAPH 2 OF THE ADDENDUM.

         3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions of this Lease, such occupancy shall not advance the termination date, and Lessee shall not pay rent for such period at the initial monthly rates set forth below.

4.       RENT.

         4.1 BASE RENT. Lessee shall pay to Lessor, as Base Rent for the Premises, without any offset or deduction, except as may be otherwise expressly provided in this Lease, on the 1st day of each month of the term hereof, monthly payments in advance of $34,756.88 ($11.10 psf per year) subject to adjustments as defined in PARAGRAPH 3 OF the Addendum. Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the Base Rent. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

         4.2 OPERATING EXPENSES. Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of all Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, in accordance with the following provisions:

                 (a) "Lessee's Share" is defined, for purposes of this Lease, as 69.22 percent.

                 (b) "Operating Expenses" is defined, for purposes of this Lease, as all costs incurred by Lessor, if any, related to the Industrial Center except as may be expressly excluded hereunder, including, without limitation:

                          (i)     The operation, repair and maintenance, in
neat, clean, good order and condition, of the following:

                                  (aa)     The Common areas, including parking
areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities and fences and gates;

                                  (bb)     Snow removal services and parking
lot sweeping;

                                  (cc)     Tenant directories;

                                  (dd)     Fire detection systems including
sprinkler system maintenance and repair;

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                                  (ee)     roof and exterior walls, excluding
                                           (i) those items for which Lessor has
                                           a valid warranty; and (ii) roof
                                           replacement.
                                  (ff)     professional management fees in any
                                           calendar year, which shall not
                                           exceed the amounts described in
                                           Paragraph 4.A of the Addendum.
                                  (gg)     exterior painting shall be part of
                                           Common Area Expenses.
                                  (hh)     Security services.
                                  (ii)     Any other service to be provided by
                                           Lessor that is elsewhere in this
                                           Lease stated to be an "Operating
                                           Expense."
                          (ii) Any deductible portion of an insured loss concerning any of the items or matters described in paragraph 4.2;

                          (iii) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;

                          (iv) The amount of the real property tax to be paid by Lessor under paragraph 10.1 hereof;

                          (v) The cost of water, gas and electricity to service the Common Areas.

                 (c) The inclusion of the improvements, facilities and services set forth in paragraph 4.2(b)(i) of the definition of Operating Expenses shall not be deemed to impose an obligation upon Lessor to either have said improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.

                 (d) Lessee's Share of Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each twelve-month period of the Lease term, on the same day as the Base Rent is due hereunder. In the event that Lessee pays Lessor's estimate of Lessee's Share of Operating Expenses as aforesaid, Lessor shall deliver to Lessee within one hundred eighty (180) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Operating Expenses incurred during the preceding year. If Lessee's payments under this paragraph 4.2(d) during said preceeding year exceed Lessee's Share as indicated on said statement, Lessee shall be entitled to credit the amount of such overpayment against Lessee's Share of Operating Expenses next falling due. If Lessee's payments under this paragraph during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay Lessor the amount of the deficiency within ten (10) days after delivery by Lessor to Lessee of said statement. Lessor's failure to deliver statement of Lessee's share within 180 days shall be conclusive that Lessee owes no deficiency for such calendar year. SEE PARAGRAPH 4 OF THE ADDENDUM.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $34,756.88 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount then required of Lessee. Lessor shall not be required to keep said security deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit. SEE PARAGRAPH 5 OF THE ADDENDUM.

6.       USE.

         6.1 USE. The Premises shall be used and occupied only for general office and warehouse use or any other use which is reasonably comparable and for no other purpose. SEE PARAGRAPH 6 OF THE ADDENDUM.

         6.2     COMPLIANCE WITH LAW.

                 (a) Lessor warrants to Lessee that the Premises, in the state existing on the date that the Lease term commences, but without regard to the use for which Lessee will occupy the Premises, does not violate any covenants or restrictions of record, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date. In the event it is determined that this warranty has been violated, then it shall be the obligation of the Lessor, after written notice from lessee, to promptly, at Lessor's sole cost and expense, rectify any such violation. In the event Lessee does not give Lessor written notice of the violation of this warranty within six months from the date that the Lease term commences, the correction of same shall be the obligation of the Lessee at Lessee's sole cost. The warranty contained in this paragraph 6.2(a) shall be of no force or effect if, prior to the date of this Lease, Lessee was an owner or occupant of the Premises and, in such event, Lessee shall correct any such violation at Lessee's sole cost.

                 (b) Except as provide in paragraph 6.2(a) Lessee shall, at Lessee's expense, promptly comply with all applicable statutes, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements of any fire insurance underwriters or rating bureaus, now in effect or which may hereafter come into effect, whether or not they reflect a change in policy from that now existing, during the term or any part of the term hereof, relating in any manner to the Premises and the occupation and use by Lessee of the Premises and of the Common Areas. Lessee shall not use nor permit the use of the Premises or the Common Areas in any manner that will tend to create waste or a nuisance or shall tend to disturb other occupants of the Industrial Center.

         6.3     CONDITION OF PREMISES.

                 (a) Lessor shall deliver the Premises to Lessee clean and free of debris on the Lease commencement date (unless Lessee is already in possession) and Lessor warrants to Lessee that the plumbing, lighting, air conditioning, heating, and loading doors in the Premises shall be in good operating condition on the Lease commencement date. In the event that it is determined that this warranty has been violated, then it shall be the obligation of Lessor, after receipt of written notice from Lessee setting forth with specificity the nature of the violation, to promptly, at Lessor's sole cost, rectify such violation. Lessee's failure to give such written notice to Lessor within thirty (30) days after the Lease commencement date shall cause the conclusive presumption that Lessor has complied with all of Lessor's obligations hereunder. The warranty contained in this paragraph 6.3(a) shall be of no force or effect if prior to the date of this Lease, Lessee was an owner or occupant of the Premises.

                 (b) Except as otherwise provided in this Lease, Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent had made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business.

7.       MAINTENANCE, REPAIRS, ALTERATIONS AND COMMON AREA SERVICES.

         7.1     LESSOR'S OBLIGATIONS.  Subject to the provisions of paragraphs
4.2 (Operating Expenses), 6 (Use), 7.2 (Lessee's Obligations) and 9 (Damage or Destruction) and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's employees, suppliers, shippers, customers, or invitees, in which event Lessee shall repair the damage, Lessor, at Lessor's expense, subject to reimbursement pursuant to paragraph 4.2, shall keep in good condition and repair the foundations, exterior walls, structural condition of interior bearing walls, and roof of the Premises, as well as the parking lots, walkways, driveways, landscaping, fences, signs and utility installations of the Common Areas and all parts thereof, as well as providing the services for which there is an operating Expense pursuant to paragraph 4.2. Lessor shall not, however, be obligated to paint the exterior or interior surface of exterior walls, nor shall Lessor be required to maintain, repair or replace windows, doors or plate glass of the Premises. Lessor shall have no obligation to make repairs under this paragraph 7.1 until a reasonable time after receipt of written notice from Lessee of the need for such repairs. Lessee expressly waives the benefits of any statute now or hereafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair. Lessor shall not be liable for damages or loss of any kind or nature by reason of Lessor's failure to furnish any Common Area Services when such failure is caused by accident, breakage, repairs, strikes, lockout, or other labor disturbances or disputes of any character, or by any other cause beyond the reasonable control of Lessor.


         7.2     LESSEE'S OBLIGATIONS. LESSEE SHALL BE RESPONSIBLE FOR TRASH
                 REMOVAL.

                 (a) Subject to the provisions of paragraphs 6 (Use). 7.1 (Lessor's Obligations), and 9 (Damage or Destruction). Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessable to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, ventilating and air conditioning, systems (Lessee shall procure and maintain, at Lessee's expense, a ventilating and air conditioning system maintenance contract), electrical and lighting facilities and equipment within the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass and skylights located within the Premises. Lessor reserves the right to procure and maintain the ventilating and air conditioning system maintenance contract and the trash removal contract and if Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

                 (b) If Lessee fails to perform Lessee's obligations under this paragraph 7.2 or under any other paragraph of this Lease, Lessor may enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of emergency, in which no notice shall be required), perform such obligations on Lessee's behalf and put the Premises in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall be due and payable as additional rent to Lessor together with Lessee's next Base Rent installment.

                 (c) On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received, ordinary wear and tear excepted, clean and free of debris. Any damage or deterioration of the Premises shall not be deemed ordinary by the installation or removal of Lessee's trade, fixtures, alterations, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition. See Paragraph 7 of the Addendum.

         7.3     ALTERATIONS AND ADDITIONS.

                 (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, or the Industrial Center, except for nonstructural interior alterations to the Premises not exceeding $25,000.00 in cumulative costs, during the term of this Lease. In any event, whether or not in excess of $25,000.00 in cumulative cost, Lessee shall make no change or alteration to the





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exterior of the Premises nor the exterior of the Building nor the Industrial
Center without Lessor's prior written consent. As used in this paragraph 7.3 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises and the Industrial Center to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor. Lessor may, at any time during the term of this Lease, require that Lessee remove any or all of the same.

                 (b) Any alterations, improvements, additions or Utility Installations in or about the Premises or the Industrial Center that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

                 (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises, or the Industrial Center, or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises or the Buildings as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises or the Industrial Center, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises and the Industrial Center free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to Lessor's best interest to do so.

                 (d) All alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall be the property of Lessor and shall remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Lessor requires their removal pursuant to paragraph 7.3(a). Notwithstanding the provisions of this paragraph 7.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, and other than Utility Installations, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of paragraph 7.2, except as expressly provided to the contrary in this Lease.

         7.4 UTILITY ADDITIONS. Lessor reserves the right to install new or additional utility facilities throughout the Building and the Common Areas for the benefit of Lessor or Lessee, or any other lessee of the Industrial Center, including, but not by way of limitation, such utilities as plumbing, electrical systems, security systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Lessee's use of the Premises.

8.       INSURANCE; INDEMNITY.

         8.1 LIABILITY INSURANCE -- LESSEE. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage insurance insuring Lessee and Lessor against any liability arising out of the use, occupancy or maintenance of the Premises and the Industrial Center. Such insurance shall be in an amount not less than $1,000,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. The policy shall name Lessor as an additional insured.

         8.2 LIABILITY INSURANCE -- LESSOR. Lessor shall obtain and keep in force during the term of this Lease a policy of Combined Single Limit Bodily Injury and Property Damage Insurance, insuring Lessor, but not Lessee, against any liability arising out of the ownership, use, occupancy or maintenance of the Industrial Center in an amount not less than $1,000,000 per occurrence.

         8.3 PROPERTY INSURANCE. Lessor shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Industrial Center improvements, but not Lessee's personal property, fixtures, equipment or tenant improvements paid for by Lessee in an amount not to exceed the full replacement value thereof, as the same may exist from time to time, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises) special extended perils ("all risk", as such term is used in the insurance industry), plate glass insurance and such other insurance as Lessor deems advisable. In addition, Lessor shall obtain and keep in force, during the term of this Lease, a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all Operating Expenses for said period. In the event that the Premises shall suffer an insured loss as defined in paragraph 9.1(g) hereof, the deductible amounts under the casualty insurance policies relating to the Premises shall be paid by Lessee. See Paragraph 8 of the Addendum.

         8.4     PAYMENT OF PREMIUM INCREASE.

                 (a) After the term of this Lease has commenced, Lessee shall not be responsible for paying Lessee's Share of any increase in the property insurance premium for the Industrial Center specified by Lessor's insurance carrier as being caused by the use, acts or omissions of any other lessee of the Industrial Center, or by the nature of such other lessee's occupancy which create an extraordinary or unusual risk.

                 (b) Lessee, however, shall pay the entirety of any increase in the property insurance premium for the Industrial Center over what it was immediately prior to the commencement of the term of this Lease if the increase is specified by Lessor's insurance carrier as being caused by the nature of Lessee's occupancy or any act or omission of Lessee.

         8.5 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least B plus, or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies carried by Lessor. Lessee shall deliver to Lessor copies of liability insurance policies required under paragraph 8.1 or certificates evidencing the existence and amounts of such insurance within seven (7) days after the commencement date of this Lease. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Lessor. Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof.

         8.6 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

         8.7 INDEMNITY. Lessee shall indemnify and hold harmless Lessor, its agents, employees and affiliates from and against any and all claims arising from Lessee's use of the Industrial Center, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor, its agents, employees and affiliates from and against any and all claims arising from any breach or default in the performance of any obligaiton on Lessee's part to be performed under the terms of this Lease, or arising from any act or omission of Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, judgments, claims, liens, penalties, consultants' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor, its agents, employees and affiliates, by reason of any such claim. Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property of Lessee or injury to persons, in, upon or about the Industrial Center arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor, its agents, employees and affiliates. See Paragraph 9 of the Addendum.

         8.8 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises or the Industrial Center, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Industrial Center, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee, occupant or user of the Industrial Center, nor from the failure of Lessor to enforce the provisions of any other lease of the Industrial Center.

9.       DAMAGE OR DESTRUCTION.

         9.1     DEFINITIONS.

                 (a) "Premises Partial Damage" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is less than fifty percent of the then replacement cost of the Premises.

                 (b) "Premises Total Destruction" shall mean if the Premises are damaged or destroyed to the extent that the cost of repair is fifty percent or more of the then replacement cost of the Premises.

                 (c) "Premises Building Partial Damage" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is less than fifty percent of then replacement cost of the Building.

                 (d) "Premises Building Total Destruction" shall mean if the Building of which the Premises are a part is damaged or destroyed to the extent that the cost to repair is fifty percent or more of the then replacement cost of the Building.

                 (e) "Industrial Center Buildings" shall mean the building on the Industrial Center site.

                 (f) "Industrial Center Buildings Total Destruction" shall mean if the Industrial Center Buildings are damaged or destroyed to the extent that the cost of repair is fifty percent or more of then replacement cost of the Industrial Center Buildings.





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                                     -3-
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                 (g)      "Insured Loss" shall mean damage or destruction which
was covered by an event required to be covered by the insurance described in paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

                 (h) "Replacement Cost" shall mean the amount of money necessary to be spent in order to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring excluding all improvements made by lessees.

         9.2     PREMISES PARTIAL DAMAGE; PREMISES BUILDING PARTIAL DAMAGE.

                 (a)      Insured Loss: Subject to the provisions of paragraphs
9.4 and 9.5, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of either Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage to the Premises, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect.

                 (b) Uninsured Loss: Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), which damage prevents Lessee from using the Premises, Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

         9.3 PREMISES TOTAL DESTRUCTION; PREMISES BUILDING TOTAL DESTRUCTION; INDUSTRIAL CENTER BUILDINGS TOTAL DESTRUCTION.

                 (a) Subject to the provisions of paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, and which falls into the classifications of either (i) Premises Total Destruction, or (ii) Premises Building Total Destruction, or
(iii) Industrial Center Buildings Total Destruction, then Lessor may at Lessor's option either (i) repair such damage or destruction, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible at Lessor's expense, and this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease, in which case this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

         9.4     DAMAGE NEAR END OF TERM.

                 (a) Subject to paragraph 9.4(b), if at any time during the last six months of the term of this Lease there is substantial damage, whether or not an Insured Loss; which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

                 (b) Notwithstanding paragraph 9.4(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said twenty (20) day period, Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements, as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said twenty (20) day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said twenty (20) day period by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

         9.5     ABATEMENT OF RENT; LESSEE'S REMEDIES.

                 (a) In the event Lessor repairs or restores the Premises pursuant to the provisions of this paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated from the date of such damage, in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

                 (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue. Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         9.6 TERMINATION -- ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

         9.7 WAIVER. Lessor and Lessee waive the provisions of any statute which relate to termination of leases when leased property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.      REAL PROPERTY TAXES.

         10.1 PAYMENT OF TAXES. Lessor shall pay the real property tax, as defined in paragraph 10.3, applicable to the Industrial Center subject to reimbursement by Lessee of Lessee's Share of such taxes in accordance with the provisions of paragraph 4.2, except as otherwise provided in paragraph 10.2

         10.2 ADDITIONAL IMPROVEMENTS. Lessee shall not be responsible for paying Lessee's Share of any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Lessee shall, however, pay to Lessor at the time that Operating Expenses are payable under paragraph 4.2(c) the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Lessee or at Lessee's request.

         10.3 DEFINITION OF "REAL PROPERTY TAX." As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Industrial Center or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Industrial Center or in any portion thereof, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Industrial Center. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or (ii) the nature of which was hereinbefore included within the definition of "real property tax," or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

         10.4 JOINT ASSESSMENT. If the Industrial Center is not separately assessed, Lessee's Share of the real property tax liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

         10.5    PERSONAL PROPERTY TAXES.

                 (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

                 (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay to Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11.      UTILITIES.       Lessee shall pay for all water, gas, heat, light,
power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to the Premises. Lessee shall pay at Lessor's option, either Lessee's Share or a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises in the Building.

12.      ASSIGNMENT AND SUBLETTING.

         12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in the Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease without the need for notice to Lessee under paragraph 13.1.

         12.2    LESSEE AFFILIATE. Notwithstanding the provisions of paragraph
12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, all of which are referred to as "Lessee Affiliate," provided that before such assignment shall be effective said assignee shall assume, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any


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way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

         12.3 TERMS AND CONDITIONS OF ASSIGNMENT. Regardless of Lessor's consent, no assignment shall release Lessee of Lessee's obligations hereunder or alter the primary liability of Lessee to pay the Base Rent and Lessee's Share of Operating Expenses, and to perform all other obligations to be performed by Lessee hereunder. Lessor may accept rent from any person other than Lessee pending approval or disapproval of such assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of rent shall constitute a waiver or estoppel assignment shall not be deemed consent to any subsequent assignment. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof. Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

         12.4 TERMS AND CONDITIONS APPLICABLE TO SUBLETTING. Regardless of Lessor's consent, the following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be included in subleases:

                 (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a default shall occur in the performance of Lessee's obligations under this Lease. Lessee may receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a default exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents due and to become due under the sublease. Lessee agrees that such sublessee shall have the right to rely upon any such statement and request from Lessor, and that such sublessee shall pay such rents to Lessor without any obligation or right to inquire as to whether such default exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee or Lessor for any such rents so paid by said sublessee to Lessor.

                 (b) No sublease entered into by Lessee shall be effective unless and until it has been approved in writing by Lessor. In entering into any sublease, Lessee shall use only such form of sublease as its satisfactory to Lessor, and once approved by Lessor, such sublease shall not be changed or modified without Lessor's prior written consent. Any sublessee shall, by reason of entering into a sublease under this Lease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every obligation herein to be performed by Lessee other than such obligations as are contrary to or inconsistent with provisions contained in a sublease to which Lessor has expressly consented in writing.

                 (c) If Lessee's obligations under this Lease have been guaranteed by third parties, then a sublease, and Lessor's consent thereto, shall not be effective unless said guarantors give their written consent to such sublease and the terms thereof.

                 (d) The consent by Lessor to any subletting shall not release Lessee from its obligations or alter the primary liability of Lessee to pay the rent and perform and comply with all of the obligations of Lessee to be performed under this Lease.

                 (e) The consent by Lessor to any subletting shall not constitute a consent to any subsequent subletting by Lessee or to any assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent and such action shall not relieve such persons from liability.

                 (f) In the event of any default under this Lease, Lessor may proceed directly against Lessee, any guarantors or any one else responsible for the performance of this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

                 (g) In the event Lessee shall default in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of Lessee under such sublease from the time of the exercise of said option to the termination of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to Lessee or for any other prior defaults of Lessee under such sublease.

                 (h) Each and every consent required of Lessee under a sublease shall also require the consent of Lessor.

                 (i) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

                 (j) Lessor's written consent to any subletting of the Premises by Lessee shall not constitute an acknowledgement that no default then exists under this Lease of the obligations to be performed by Lessee nor shall such consent be deemed a waiver of any then existing default, except as may be otherwise stated by Lessor at the time.

                 (k) With respect to any subletting to which Lessor has consented, Lessor agrees to deliver a copy of any notice of default by Lessee to the sublessee. Such sublessee shall have the right to cure a default of Lessee within ten (10) days after service of said notice of default upon such sublessee, and the sublessee shall have a right of reimbursement and offset from and against Lessee for any such defaults cured by the sublessee.

         12.5 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13.      DEFAULT; REMEDIES.

         13.1 DEFAULT. The occurrence of any one or more of the following events shall constitute a material default of this Lease by Lessee:

                 (a)      The abandonment of the Premises by Lessee.

                 (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of five (5) business days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

                 (c) Except as otherwise provided in this Lease, the failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee: provided, however, that if the nature of the Lessee's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole and exclusive notice required to be given to Lessee under applicable Unlawful Detainer statutes.

                 (d)      (i)     The making by Lessee of any general
arrangement or general assignment for the benefit of creditors; (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days. In the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

                 (e) The discovery by lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, was materially false.

         13.2 REMEDIES. In the event of any such material default by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default:

         (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises: expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid: the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to paragraph 15 applicable to the unexpired term of this Lease.

                 (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have vacated or abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

                 (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

         13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.


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         13.4    LATE CHARGES. Lessee hereby acknowledges that late payment by
Lessee to Lessor of Base Rent, Lessee's Share of Operating Expenses or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Property. Accordingly, if any installment of Base Rent, Operating Expenses, or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to lessor a late charge equal to 6% of such overdue amont. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

14. CONDEMNATION. If the Premises or any portion thereof or the Industrial Center are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent of the floor area of the Premises, or more than twenty-five percent of that portion of the Common Areas designated as parking for the Industrial Center is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing, only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the premises remaining, except that the rent shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. No reduction of rent shall occur if the only area taken is that which does not have the Premises located thereon. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

15.      BROKER'S FEE.

         (a) Upon execution of this Lease by both parties. Lessor shall pay to Frederick Ross Company Licensed real estate broker(s), a fee set forth in a separate agreement between Lessor and said broker(s), for brokerage services rendered by said broker(s) to Lessor in this transaction.

         (c) Lessor agrees to pay said fee not only on behalf of Lessor but also on behalf of any person, corporation, association, or other entity having ownership interest in said real property or any part thereof, when such fee is due hereunder. Any transferee of Lessor's interests in this Lease, whether such transfer is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this paragraph 15. Said broker shall be a third party beneficiary of the provisions of this paragraph 15.

16.      ESTOPPEL CERTIFICATE.

         (a) Each party (as "responding party") shall at any time upon not less than ten (10) days' prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement in writing (i) certifying that this Lease is unmodified in full force and effect (or,if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises or of the business of the requesting party.

         (b) At the requesting party's option, the failure to deliver such statement within such time shall be a material default of this Lease by the party who is to respond, without any further notice to such party, or it shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no uncured defaults in the requesting party's performance, and (iii) if Lessor is the requesting party, not more than one month's rent has been paid in advance.

         (c) If Lessor desires to finance, refinance, or sell the Property, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners, at the time in question, of the fee title or a lessee's interest in a ground lease of the Industrial Center, and except as expressly provided in paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at 4 1/2 percentage points over the prime rate then publicly announced as such by Norwest Bank, N.A. Payment of such interest shall not excuse or cure any default by Lessee under this Lease; provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20. TIME OF ESSENCE. Time is of the essence with respect to the obligations to be performed under this Lease.

21. ADDITIONAL RENT. All monetary obligations of Lessee to Lessor under the terms of this Lease, including but not limited to Lessee's Share of Operating Expenses and insurance and tax expenses payable shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all to agreements of the parties with respect any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. this lease may be modified in writing only signed by the parties in interest at the time of the modification. Except as otherwise stated in this lease, Lessee hereby acknowledges that neither the real estate broker listed in paragraph 15 hereof nor any cooperating broker on this transaction nor the lessor or any employee or agents of any said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of the Premises or the Property and Lessee acknowledges that lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given when personally delivered or when deposited in the U.S. mail, postage prepaid, certified, addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises, shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24. WAIVERS. No waive by Lessor or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any other provision. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. the acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all Options, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy.

* except that the rent payable shall be one hundred fifty percent (150%) of the rent payable immediately preceding the termination date of this Lease.



MULTI TENANT-MODIFIED NET                                   Initials /s/
(C) American Industrial Real Estate Association 1981                 ---
                                                            Initials /s/
                                                                     ---

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Industrial Center is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Industrial Center is located.

30. SUBORDINATION.

    (a) This Lease, and any Option granted hereby, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Industrial Center and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease and any Options granted hereby prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such mortgage, deed of trust or ground lease, whether this Lease or such Options are dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

    (b) Lessee agrees to execute any documents required to effectuate an attornment, a subordination or to make this Lease or any Option granted herein prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within ten (10) days after written demand shall constitute a material default by Lessee hereunder without further notice to Lessee or, at Lessor's option, Lessor shall execute such documents on behalf of Lessee as Lessee's attorney-in-fact. Lessee does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney-in-fact and in Lessee's name, place and stead, to execute such documents in accordance with this paragraph 30(b).

31. ATTORNEY'S FEES. If either party or the broker(s) named herein bring an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. LESSOR'S ACCESS. Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the premises or the Building any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All activities of Lessor pursuant to this paragraph shall be without abatement or rent, nor shall Lessor have any liability to Lessee for the same.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises or the Industrial Center without Lessor's prior written consent. Under no circumstances shall Lessee place a sign on any roof of the Industrial Center.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. EXCEPT AS EXPRESSLY SET FORTH HEREIN TO THE CONTRARY, WHEREVER IN THIS LEASE THE CONSENT OF ONE PARTY IS REQUIRED TO AN ACT OF THE OTHER PARTY, SUCH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this Lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Property.

39. OPTIONS. SEE PARAGRAPH 10 OF THE ADDENDUM

    39.1 DEFINITION. As used in this paragraph the word "Option" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor: (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other space within the Industrial Center or other property of Lessor or the right of first offer to lease other space within the Industrial Center or other property of Lessor: (3) the right or option to purchase the Premises or the Industrial Center, or the right of first refusal to purchase the Premises or the Industrial Center, or the right of first offer to purchase the Premises or the Industrial Center, or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

    39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease is personal to the original Lessee and may be exercised only by the original Lessee while occupying the Premises who does so without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however that an Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options, if any, herein granted to Lessee are not assignable separate and apart from this Lease, nor may any Option be separated from this Lease in any manner, either by reservation or otherwise.

    39.3. MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

    39.4 EFFECT OF DEFAULT ON OPTIONS.

    (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary, (i) during the time commencing from the date Lessor gives to Lessee a notice of default pursuant to paragraph 13.1(b) or 13.1(c) and continuing until the noncompliance alleged in said notice of default is cured, or (ii) during the period of time commencing on the date after a monetary obligation to Lessor is due from Lessee and unpaid (without any necessity for notice thereof to Lessee) and continuing until the obligation is paid, or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), nor (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b) or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period of time immediately prior to the time that Lessee attempts to exercise the subject Option.

    (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

    (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 13.1(c) within thirty (30) days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or
(iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b) or paragraph 13.1(c), whether or not the defaults are cured.

40. SECURITY MEASURES. Lessee hereby acknowledges that Lessor shall have no obligation whatsoever to provide guard service or other security measures for the benefit of the Premises or the Industrial Center. Lessee assumes all responsibility for the protection of Lessee, its agents, and invitees and the property of Lessee and of Lessee's agents and invitees from acts of third parties. Nothing herein contained shall prevent Lessor, at Lessor's sole option, from providing security protection for the Industrial Center or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expense, as set forth in paragraph 4.2(b).

41. EASEMENTS. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material default of this Lease by Lessee without the need for further notice to Lessee.

42. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provision hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.



MULTI TENANT -- MODIFIED NET                                     Initials: /s/
American Industrial Real Estate Association 1981                           ---
                                                                           /s/
                                                                           ---

43. AUTHORITY. If Lessee is a corporation, trust or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor.

44. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions, if any, shall be controlled by the typewritten or handwritten provisions.

45. OFFER. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease. This Lease shall become binding upon Lessor and Lessee only when fully executed by Lessor and Lessee.

SEE ADDENDUM ATTACHED HERETO AND MADE A PART HEREOF.

Attached hereto and by this reference made a part of this Lease are the following:

Exhibit "A"  -   Site Plan
Exhibit "B"  -   Work Letter
Exhibit "C"  -   Rules and Regulations
Exhibit "D"  -   Letter of Credit
Exhibit "E"  -   Sign Code
Exhibit "F"  -   Expansion Option I Space



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

    THIS LEASE HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO: THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.



           LESSOR                                             LESSEE

PACIFICA 67 INVERNESS LLC,                          T-NETIX, INC.,
a Colorado limited liability company                a Colorado corporation
------------------------------------         -----------------------------------



By   /s/ [ILLEGIBLE]                         By      /s/ [ILLEGIBLE]
  ----------------------------------           ---------------------------------

By                                           By   EVP and CFO
  ----------------------------------           ---------------------------------

Executed on      4-18-96                     Executed on   April 15, 1996
            ------------------------                     -----------------------
                   (Corporate Seal)                             (Corporate Seal)


   ADDRESS FOR NOTICES AND RENT                           ADDRESS

c/o Pacifica Holding Company
------------------------------------         -----------------------------------
5350 South Roslyn Street, Suite 240
------------------------------------         -----------------------------------
Englewood, CO 80111
------------------------------------         -----------------------------------

NOTE: These forms are often modified to meet changing requirements of law and needs of the industry. Always write or call to make sure you are utilizing the most current form. AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION, 345 So. Figueroa St., M-1, Los Angeles, CA 90071.
       (213) 687-8777.

                                    ADDENDUM

                 THIS ADDENDUM ("Addendum") to that certain Industrial Lease ("Lease") by and between PACIFICA 67 INVERNESS, LLC, a Colorado limited liability company ("Lessor") and T-NETIX, INC., a Colorado corporation ("Lessee"), entered into this 15th day of April, 1996. In the event of a conflict between the terms and provisions of this Addendum and the Lease, the terms and provisions of this Addendum shall govern.

         1. PARKING. Paragraph 2.2 of the printed portion of the Lease is hereby amended to provide that Lessor reserves the right to designate certain portions of the Common Areas for employee parking or, at its election, to require Lessee and its employees to enter license agreements to park in certain designated spaces. Lessor reserves the right to increase or reduce the Common Areas, including parking, to change the nature or purpose thereof, to rearrange the parking spaces and/or the improvements situated in Common Areas and may limit certain spaces for certain users, for example, visitors or the disabled; provided that the one hundred (100) vehicle parking spaces described in Paragraph 2.2 of the printed portion of the Lease, shall be available to Lessee, its employees, visitors and invitees. Notwithstanding the foregoing, Landlord agrees to place signage on the 18-20 parking spaces in the first row of parking nearest the entrance to the Premises marked as reserved parking for T-Netix; provided, however, Lessor shall have no obligation to patrol such spaces to assure that they are being used by Lessee's employees, agents, or invitees.

         2.      LEASE COMMENCEMENT DATE

                 A. Paragraph 3.2 of the printed portion of the Lease shall be amended to provide that Lessor shall deliver possession of the Premises to Lessee when Lessor shall have substantially completed Lessor's Work to the extent agreed to in the Work Letter, Exhibit B hereto. On said date, the Primary Lease Term shall commence; provided, however, if the commencement date would occur on other than the first day of the month, the commencement date of the Primary Lease Term shall be further delayed until the first day of the following month and Tenant shall pay proportionate rent at the same monthly rate set forth herein, in advance, for such partial month. In the event said commencement date is so delayed, the expiration of the term hereof shall be extended so that the Primary Lease Term will continue for the full period set forth in Section 3.1 of the printed portion of the Lease. As soon as practicable after the Primary Lease Term commences, Lessor and Lessee shall execute an addendum to this Lease, if requested by either party, setting forth the exact date on which the Primary Lease Term commenced and the expiration date of the Primary Lease Term.

                 B. If the Lease commencement date is delayed beyond November 1, 1996, and such delay is not due to Lessee's failure to comply with Lessee's obligations hereunder or due to delays resulting from acts of God, strikes, walkouts, fire accident, riot, civil commotion ("force majeure events") or to Lessee's Delay, as defined in the Work Letter, Lessor agrees to reimburse Lessee the following: (i) for the month of November, 1996, the difference between the base rent Lessee actually pays its current landlord for the space it currently occupies prior to November 1, 1996, and the holdover rent Lessee actually pays its current landlord during its holdover period after November 1, 1996 (excluding all operating expense increases); (ii) for the month of December, 1996, five hundred dollars ($500.00) per day for each day of December, 1996 that the Premises are not substantially complete (in no event will the amount exceed fifteen thousand five hundred dollars ($15,500.00); provided, however, if Lessee is required to pay its current landlord a full month's rent, notwithstanding that the Premises are substantially complete during the month of December, 1996, Lessor agrees to pay Lessee a total of fifteen thousand five hundred dollars ($15,500.00); (iii) for any period commencing January 1, 1997 and continuing until the Premises are substantially complete, Lessee's actual losses attributable to the delay that result therefrom. Lessee shall provide Lessor with a copy of Lessee's cancelled rent check and the invoice Lessee received for such rent and substantiation for such losses as Lessee claims are attributable to delay in possession of the Premises. Lessor shall reimburse Lessee within thirty (30) days of receipt of such substantiation as Lessor may reasonably require for such amounts. If the Lease commencement date is delayed beyond November 1, 1996 and such delay is due to Lessee's failure to comply with Lessee's obligations hereunder, force majeure events or Lessee's delay, Lessor's obligations to deliver the Premises to the Lessee shall be extended on a day-to-day basis, and Lessor's obligation to pay the amounts described in (i) (ii) and (iii) above shall not commence until the expiration of such day-to-day extension. Lessee's right to payment as provided in this Paragraph shall be in full settlement of all claims which Lessee might otherwise have by reason of the delay of the Lease commencement date. Lessor agrees to notify Lessee of events beyond Lessor's reasonable control as soon as practicable after Lessor learns of such matters that will cause a delay in the Lease commencement date beyond November 1, 1996, and Lessor agrees to use reasonable efforts to limit such delay.

                 C. To expedite the Lease commencement date, Lessor agrees to notify Lessee of the date that Lessee may enter the Premises to install and wire for Lessee's data processing and communications system, which the parties acknowledge will be about two weeks prior to substantial completion of Lessor's Work as defined in the Work Letter attached hereto. Prior to entering the Premises, Lessee shall first obtain Lessor's written approval of Lessee's wiring plan, Lessee shall deposit with Lessor certificates of insurance as required by the Lease and Lessee shall comply with other reasonable requirements of Lessor relating to performance of such installation. Lessee's work shall be at Lessee's sole cost and expense. Lessee shall coordinate completion of its work with completion of Lessor's Work and any interference by Lessee, its contractors, subcontractors, agents or employees with Lessor's Work shall be deemed Lessee Delay as defined in the Work Letter.

         3.      RENT ESCALATIONS.

                 A. On the first day of the 37th month of the Lease Term (and on the first day of respective Option Term and on the first day of the 37th month of each Option Term, as described in Paragraph 10 below) the monthly Base Rent payable under Paragraph 4.1 of the printed portion of the Lease for all space then under the Lease shall be adjusted by the increase, if any, from the date this Lease commenced, in the Consumer Price Index of the Bureau of Labor Statistics of the U.S. Department of labor for Urban Wage Earners and Clerical Workers, Denver-Boulder, Colorado (1982-84=100), "All Items", herein referred to as the "C.P.I."

                 B. The revised monthly Base Rent shall be calculated as follows: (i) as to the originally demised portion of the Premises, the Base Rent payable for the first month of the term of this Lease, as set forth in Paragraph 4.1 of the printed portion of the Lease; (ii) as to each Option Term, the monthly Base Rent for the first month (or 37th month, as the case may be) of each Option Term; and (iii) as to the RFO, Expansion I or II Space, the market rate Base Rent payable the first month such space becomes part of the Premises, shall be multiplied by a fraction the numerator of which shall be the C.P.I. of the calendar month during which the adjustment is to take effect, and the denominator of which shall be the C.P.I. (a) as to (i) above for the calendar month in which the original Lease term commenced; (b) as to (ii) above, each Option Term, for the calendar month the Option Term commenced (or the first month the Base Rent was previously adjusted, as the case may be); or
(c) as to (iii) above, the RFO, Expansion I or II Space, the market rate Base Rent payable the first month such space becomes part of the Premises. The sum so calculated shall constitute the new monthly Base Rent hereunder, but in no event shall such new monthly Base Rent be less than the Base Rent payable for the month immediately preceding the date for rent adjustment. The Base Rent to be recalculated on the adjustment date which is on the first day of the thirty-seventh (37th) month of the Primary Lease Term and on the first (lst) day of the First Option Term shall not be increased by less than two and one-half percent (2 1/2%) nor more than three and one-half percent (3 1/2%) compounded annually for each Lease Year that had elapsed from the commencement date of the Primary Lease Term or previous adjustment date (or as to the first adjustment for the RFO, Expansion I or II Space, the Base Rent when such space becomes part of the Premises.) The Base Rent to be recalculated for the first day of the thirty-seventh month of the First Option Term and during the Second Option Term shall not be increased by less than two and one-half percent
(2 1/2%) nor more than four and one-half percent (4 1/2%) compounded annually for each Lease Year that had elapsed from the previous adjustment date.

                 C. Pending receipt of the required C.P.I. and determination of the actual adjustment, Lessee shall pay an estimated adjusted rental, as reasonably determined by Lessor by reference to the then available C.P.I. information. Upon notification of the actual adjustment after publication of the required C.P.I., any overpayment shall be credited against the next installment of Base Rent due, and any underpayment shall be immediately due and payable by Lessee. Lessor's failure to request payment of an estimated or actual rent adjustment shall not constitute a waiver of the right to any adjustment provided for in the Lease or this Addendum.

                 D. In the event the compilation and/or publication of the C.P.I. shall not be published in the calendar months referred to in subparagraph B above, the C.P.I. published for the calendar month most closely preceding or following the adjustment month shall be used. (For example, if the adjustment month was June of a calendar year and the C.P.I. was published in January or in September of such year, the September C.P.I. for the applicable year would be used for both the numerator and denominator of the calculation.) In the event the compilation and/or publication of the C.P.I. shall be transferred to any governmental department or bureau or agency or shall be discontinued, the index most nearly the same as the C.P.I. shall be used to make such calculation. In the event that Lessor and Lessee cannot agree on such alternative index, then the matter shall be submitted for decision to the American Arbitration Association in accordance with the then rules of said association and the decision of the arbitrators shall be binding upon the parties. The cost of said Arbitrators shall be paid equally by Lessor and Lessee.

         4.      OPERATING EXPENSES.

                 A. Paragraph 4.2(b)(ff) of the printed portion of the Lease, professional management fees, shall be amended to provide that in the event Pacifica Holding Company is managing the Property for the Lessor, Lessor agrees to limit the amount of management fees charged to Lessee (without limitation to the amount Lessor actually pays) the following amounts during the following time periods: (i) Lease Year One - $.25 per square foot of the Premises; (ii) Lease Year Two - $.30 per square foot of the Premises; (iii) Lease Year Three - $.35 per square foot of the Premises; (iv) Lease Years Four through Five - the lower of market rate (as defined below) or 3 1/2% of the gross rent payable excluding Operating Expenses; (v) First Option Term - the lower of market rate (as defined below) or 4% of the gross rent payable excluding Operating Expenses; and (vi) Second Option Term - the lower of market rate (as defined below) or 5% of the gross rent payable excluding Operating Expenses. The term "market rate" as used in this Paragraph shall mean the rate charged by a qualified Denver-based management company providing comparable services for comparable properties based on a comparison of three bids, the bidders to be selected in Lessor's sole discretion. If Pacifica Holding Company does not perform management services, the limit on the amount of management fees chargeable to Lessee shall be the lower of market rate (defined above) or 3 1/2% of the gross rent payable excluding Operating Expenses for the Primary Lease Term, and the same rates as described in (v) and (vi) above for the First and Second Option Terms.

                 B. The following shall be added to the end of subparagraph 4.2(d) of the printed portion of the Lease: "If Lessee shall dispute the amount of an adjustment submitted by Lessor or as provided in subparagraph 4.2 above, Lessee, shall give Lessor written notice of such dispute within thirty (30) days after

Lessor submits to Lessee the statement referred to in said Paragraph 4.2(d). If Lessee does not give Lessor such notice within such time, Lessee shall have waived its right to dispute the amount so determined. If Lessee timely objects, Lessee shall have the right to engage its own certified public accountants for the purpose of verifying the accuracy of the statement objected to at Tenant's sole cost and expense. If Lessee's accountants determine that an error has been made, Lessor and Lessee's accountants shall endeavor to agree upon the matter, failing which the parties shall settle the dispute by judicial action, or in such other manner as they agree. Notwithstanding the pendency of any dispute over any particular statement, Lessee shall continue to pay Lessor the amount of the adjusted monthly installments of rent determined by Lessor until the adjustment has been determined to be incorrect. All costs incurred by Lessee in obtaining its own accountants shall be paid for by Lessee unless Lessee's accountants disclose an error acknowledged by Lessor, or found to have occurred in a judicial action of more than five percent (5%) in the computation of the total amount of Operating Expenses as set forth in the statement submitted by Lessor which is challenged, in which event, Lessor shall pay the reasonable costs incurred by Lessee in obtaining such audit (which costs shall exclude any contingency fees).

         5. SECURITY DEPOSIT. Notwithstanding anything contained in Paragraph 5 of the printed portion of the Lease to the contrary, on the date of delivery of the Lessee executed Lease to Lessor, Lessee shall provide to Lessor a clean unconditional irrevocable letter of credit from a lending institution reasonably acceptable to Lessor (the "Letter of Credit") in lieu of the security deposit described in Paragraph 5. The Letter of Credit shall be in the amount of $225,000.00. The Letter of Credit shall be in the form attached hereto as Exhibit D and made a part hereof. It is further understood and agreed that no later than thirty (30) days prior to the expiration date of the initial Letter of Credit, Lessee shall present Lessor with an extension or renewal of the initial Letter of Credit or a substitute Letter of Credit in the same format as Exhibit D and from a lending institution reasonably acceptable to Lessor that shall be effective no later than upon the expiration of the initial Letter of Credit and continue in effect for at least a one-year period. Likewise, throughout the primary Lease term as it may be extended, no later than thirty (30) days prior to the expiration of the renewed or extended Letter of Credit or substitute therefor, Lessee shall present Lessor with an additional extension or renewal of the initial or substituted Letter of Credit. Any failure of Lessee to provide Lessor with the extensions or renewals or substitute Letters of Credit as required hereunder shall be deemed a default by Lessee under the Lease and, without the necessity of further notice, Lessor shall have the right to present any of the Letters of Credit then in its possession for payment, with the amounts received thereunder to be held as security for the outstanding rent or other sums due and owing under the Lease. Notwithstanding the foregoing, beginning with the second anniversary of the date the Lease term commenced and continuing on each anniversary date of the Lease, Lessee shall be entitled to reduce the amount of the Letter of Credit by 1/5, and at such time as the balance is zero, thereafter no further security deposit shall be required of Lessee. Additionally, Lessee shall not be required to add to the security deposit if it adds the RFO, Expansion I or II Space. Lessor agrees that Lessor will not draw on the Letter of Credit until any applicable cure period expressly provided in Paragraph 13.1(c) of the printed portion of the Lease has passed.

         6. EXCLUSIVE USE. During the Lease term, Lessor will not lease space in the Industrial Complex to another entity whose business includes the provision of telephone call control systems services to correctional institutions. Lessor's agreement and Lessee's exclusive use granted herein shall be in effect so long as (i) Lessee is occupying and doing business from the Premises in accordance with the requirements of the Lease; (ii) Lessee is not in default under the Lease; and (iii) the Lease is in full force and effect. In the event a claim or action is brought against Lessor arising out of Lessor's grant or enforcement (or attempted enforcement) of the exclusive use set forth in this Paragraph, Lessor shall notify Lessee in writing of such claim or action. Other than in the instance that Lessor has leased space to an entity known by Lessor as a competitor to Lessor, such as MCI Corp., within five (5) days of Lessor's notice, Lessee shall submit to Lessor a written acknowledgment that (a) Lessee agrees to terminate the exclusive right granted herein by deleting reference to the same in this Paragraph or (b) Lessee will not relinquish its exclusive use. In the event Lessee elects not to relinquish its exclusive use, Lessee shall indemnify and hold Lessor harmless for all costs and expense Lessor incurs in attempting to enforce the exclusive right described herein and Lessee shall waive its rights against Lessor for breach of exclusive rights set forth in this Paragraph if it is determined that the exclusive use right is an unlawful restraint of trade and commerce, price discrimination, price fixing or monopoly. Lessor's breach of this provision shall be deemed a breach of the terms hereof entitling the Lessee to exercise available legal remedies. Lessor shall not be in breach of this provision if Lessor continues good faith efforts to enforce this provision.

         7. GENERATOR. The parties acknowledge that part of Lessor's Work is the purchase and installation of a generator for Lessee's sole use. The generator shall be located on Common Area of the Industrial Complex and shall be owned by Lessor. Notwithstanding the foregoing, at least sixty (60) days prior to the expiration of the Lease term, Lessee shall give Lessor written notice if Lessee wishes to purchase the generator. Provided that Lessee gives such written notice and is not in default under the Lease, Lessee shall be entitled to purchase the generator by paying Lessor 2/7 of the actual cost to Lessor for the purchase and installation of the generator. Such amount shall be payable to Lessor in cash or certified funds prior to the expiration of the Lease term. Upon such payment, Lessee shall be entitled to remove the generator at Lessee's sole cost and expense and shall repair the Common Area to its condition prior to installation of the generator. Lessor, at its election, may remove the generator for the Lessee, repair the Common Area and charge Lessee the actual cost thereof. In the event Lessee extends the term of the Lease pursuant to an Option to extend, Lessee shall be entitled to remove the generator, at Lessee's sole cost and expense, and shall repair the Common Area to its condition prior to the installation of the generator at the expiration of such Option Term without payment to the Lessor for such generator; provided, that Lessee shall give Lessor written notice of its intention to remove the generator not less than sixty (60) days prior to the expiration of such Option term.

         8. INSURANCE. During the Lease term and any extension thereof, Lessee shall keep its furniture, fixtures, merchandise, equipment and all items Lessee is obligated to maintain and repair under the Lease insured against loss or damage by fire with the all-risk endorsements. Notwithstanding the foregoing, Lessor's property insurance described in Paragraph 8.3 of the printed portion of the Lease shall insure Lessor's Work notwithstanding that Lessee is obligated to maintain and repair such items after the commencement of the Primary Lease Term. It is understood and agreed that Lessee assumes all risk of damage to its own property arising from any cause whatsoever, including, without limitation, loss by theft or otherwise. Lessee shall during the Lease term and any extension thereof, keep in full force and effect workers' compensation insurance insuring against and satisfying Lessee's obligations and liabilities under the workers' compensation laws of the State of Colorado.

         9. INDEMNITY. Lessor shall indemnify and hold harmless Lessee, its agents, employees and affiliates from and against claims of third parties arising out of injuries to the person or property of such third parties arising in or upon the Common Areas of the Industrial Center caused by the wilful misconduct of Lessor, its agents or employees, including all costs, attorneys' fees, judgments, claims, liens, penalties, consultants' fees, expenses and liabilities incurred in defense of any such claim, action or proceeding brought thereon.

         10. OPTION TO EXTEND. As additional consideration for the covenants of Lessee hereunder, Lessor hereby grants unto Lessee an option (the "Option") to extend the term of this Lease for two (2) additional consecutive terms of five (5) years each (the "First Option Term" or "Second Option Term" or together, the "Option Terms"). The Option shall apply to all space then under the Lease at the time the respective Option Term would commence and shall be on the following terms and conditions:

                 A. Written notice of Lessee's interest in exercising the Option shall be given to Lessor not earlier than nine (9) months and not later than six (6) months prior to the expiration of the primary lease term or first Option Term, as the case may be ("Lessee's Notice"). If Lessee gives such notice and provided the other conditions to the extension have been satisfied, the term of the Lease shall be automatically extended for the respective Option Term without requiring further action of the parties. However, at the request of either party, the parties shall execute an amendment to the Lease to confirm the terms of the extension.

                 B. Unless Lessor is timely notified by Lessee in accordance with subparagraph A above, the Option shall terminate and the Lease shall expire in accordance with its terms, at the end of the primary Lease term or the then current Option Term, as the case may be.

                 C. Lessee's option to extend shall continue only if as of the date of Lessee's Notice or as of the date of commencement of the respective Option Term, Lessee (i) shall not be in default under the Lease at the time of exercise of the Option or at the time of the commencement of the respective Option Term; (ii) shall not have sublet more than the square footage then equal to (a) 5,000 square feet of the originally demised Premises plus the square footage of the Expansion I Space as to the First Option Term or (b) 5,000 square feet of the originally demised Premises plus the square footage of the Expansion I and II Space as to the Second Option Term; and (iii) shall not have assigned its interest in the Lease nor vacated the Premises.

                 D. The Option granted hereunder shall be upon the same terms and conditions of the Lease, except for the rental to be paid by Lessee and the right to extend the term. The Base Rent applicable during the first Lease year of each Option Term shall be the monthly Base Rent Lessee is paying the immediately preceding month increased in the manner described in subparagraphs 3.A and B of this Addendum.

                 E. In the event Lessee exercises the Option as to the First Option Term, commencing at the beginning of the eighth Lease Year, Lessor agrees to paint the painted surfaces and recarpet the carpeted areas of the originally demised Premises that were painted and carpeted as part of Lessor's Work hereunder with paint and carpet of the same quality as Lessor originally used as part of Lessor's Work described on EXHIBIT B hereto. In the event Lessee does not exercise its Option to extend the term for the Second Option Term, no later than the expiration date of the First Option Term, Lessee shall pay to Lessor two-fifths (2/5) of Lessor's costs for providing the paint and carpet described in this subparagraph. Lessor shall provide Lessee with an invoice for such amount. Lessee's obligation to repay such amount shall survive the expiration of the Lease Term.

                 F. After exercise of the Option above described, there shall be no further rights on the part of Lessee to extend the term of the Lease. Lessee must exercise the Option for the first Option Term to have the right to exercise the Option for the Second Option Term.

         11. RIGHT OF FIRST OFFER. During the Primary Lease Term only, if Lessor has space in the Building not leased to Lessee, (the "RFO Space") which is "available for lease" (as defined herein), prior to leasing same to any third party, Lessor shall offer to lease such space to Lessee on a continuing basis by written notice upon the terms and conditions of this Lease for a Lease term coterminous with the term of this Lease for the Premises and subject to any renewal rights granted to Lessee herein (the "First Offer Right"). The term "available for lease" shall exclude renewals of leases, expansion options or rights of first refusal, or similar rights, granted pursuant to leases executed after Lessee has elected not to exercise its First Offer Right. Additionally, the RFO Space shall first be considered "available for lease" from the date of execution of this Lease by both parties.

                 A. Lessee shall have a period of ten (10) calendar days after receipt of Lessor's notice in which to accept Lessor's offer. If Lessee does not timely or properly exercise its right with respect to the RFO Space specified in Lessor's notice, Lessor may, at any time within ninety (90) days thereafter lease the RFO Space to any third party without complying with the provisions of this paragraph and affording Lessee the right to again exercise the First Offer Right with respect to the RFO Space specified in Lessor's notice. Notwithstanding the foregoing, should Lessor wish to conclude a transaction for terms materially less favorable to Lessor than those contained within the notice to the Lessee, prior to conclusion of such a transaction, the space shall be reoffered to Lessee upon the materially less favorable terms and Lessee shall have the period described above to respond.

                 B. If Lessee elects to exercise the offer, Lessor and Lessee shall execute and deliver an amendment to the Lease reflecting the terms for the RFO Space, which amendment shall be executed and delivered promptly after Lessee exercises the First Offer Right. The Base Rent for the RFO Space to be paid by Lessee (including any tenant improvement allowance) shall be a rate comparable to the rate for comparable space in a comparable building in the Inverness Business Park, for a comparable term with comparable tenant improvements, which Base Rent shall be subject to escalation at the same time and in the same manner as provided in Paragraph 3 of this Addendum. In addition to the Base Rent, Lessee shall be obligated to pay Lessee's Share of all Operating Expenses and Lessee's Share as set forth in Paragraph 4.2(a) of the printed portion of the Lease shall be recalculated by dividing the square footage of the Premises, including the RFO Space by 54,280 square feet.

                 C. Lessee's First Offer Right shall continue only if as of the date of Lessor's notice of availability Lessee (i) shall not be in default under the Lease; (ii) shall not have sublet more than the square footage then equal to 5,000 square feet of the originally demised Premises plus the square footage of the Expansion I and II Space that Lessee had leased;
(iii) shall not have assigned its interest in the Lease nor vacated the Premises; and (iv) shall have not less than twenty-four (24) months remaining in the Lease term or current Option Term, as the case may be; provided, however, if at the time Lessee elects to exercise the First Offer Right, there shall be less than twenty-four (24) months remaining in the Lease Term or Option Term, as the case may be, Lessee may, if an option to extend the Lease is available, exercise such option and extend the term beyond the twenty-four
(24) month period required herein as a condition to its First Offer Right.

                 D. Lessor agrees to continue to offer the RFO space to Lessee each time such space again becomes available to lease.

         12. EXPANSION OPTION I. Lessor hereby grants Lessee an option ("Expansion Option I") to add to the Premises not less than approximately 7,200 square feet nor more than the remaining space in the Building contiguous to the Premises as shown on EXHIBIT F attached hereto and made a part hereof (the "Expansion I Space") during the Fourth Lease Year (as defined below) on the following terms and conditions:

                 A. Lessee shall give Lessor written notice of its election to exercise Expansion Option I no later than forty-two (42) months after the Lease commencement date. Within thirty (30) days after receipt of Lessee's notice, Lessor shall notify Lessee of the approximate date the Expansion Option I Space will be available (which date shall be during the Fourth Lease Year of the Lease term) and the Base Rent as described herein. Lessee shall have a period of ten (10) calendar days after receipt of Lessor's notice in which to (i) exercise Expansion Option I on the terms and conditions of Lessor's notice; or (ii) exercise Expansion Option I but object to the Base Rent as set forth in Lessor's notice; in either case, by delivering written notice of such exercise to Lessor. If Lessee does not timely notify Lessor in writing of its election to exercise Expansion Option 1, in accordance with (i) or (ii) of the preceding sentence, Lessee shall be deemed to have waived Expansion Option I and Expansion Option II hereunder and they shall be of no further force and effect, and additionally, Lessor shall not be obligated to offer any space to Lessee pursuant to the First Offer Right described in Paragraph 11 above. Upon giving such notice, Lessee shall be deemed to have added the Expansion I Space to the Premises under the Lease as of such date Lessor can provide Lessee with possession thereof, after completion of any tenant improvements (except if delayed due to Lessee's Delay defined in Exhibit B to the Lease or due to circumstances beyond Lessor's control) on the terms and conditions of Lessor's notice; provided, however, if Lessee exercised Expansion Option I but objected to the Base Rent, the space shall be deemed part of the Premises but the initial Base Rent shall be determined pursuant to subparagraph F below. The Expansion I Space shall be added to the Premises without requiring further action of the parties, provided, however, the parties agree to execute an amendment to the Lease setting forth the addition.

                 B. The terms on which the Expansion I Space shall be added to the Premises shall be the same terms and conditions set forth in the Lease, excluding the Base Rent, and being coterminous with the term of the Lease. In addition to such Base Rent, Lessee shall be obligated to pay Lessee's Share of all Operating Expenses, and Lessee's Share as set forth in Paragraph 4.2(a) of the printed portion of the Lease shall be recalculated by dividing the square footage of the Premises, including the Expansion I Space, by 54,280 square feet. The Base Rent to be paid by Lessee (including any tenant improvement allowance) shall be a rate comparable to the rate for comparable space in a comparable building in the Inverness Business Park for a comparable term with comparable tenant improvements. The Base Rent shall be quoted for the remainder of the Primary Lease Term, excluding the First Option Term. The Base Rent shall be subject to escalation for the first time the thirty-seventh
(37th) month of the First Option Term in the same manner as described in Paragraph 3 of the Addendum, and thereafter at the same time as the Base Rent for the originally demised Premises.

                 C. The right of Lessee granted in this paragraph shall continue only so long as Lessee (i) shall not be in default under the Lease;
(ii) shall not have sublet more than 5,000 square feet of the originally demised Premises; (iii) shall not have assigned its interest in the Lease, nor vacated the Premises; (iv) has not exercised its First Offer Right as to such space; and (v) shall have more than twenty-four (24) months remaining in the Lease term, provided, however, if there are less than twenty-four (24) months remaining in the Lease term, if Lessee provides Lessor with notice of its election to exercise Expansion Option I, such notice shall also serve to exercise Lessee's first Option set forth in Paragraph 10 of this Addendum. The amendment to the Lease described in subparagraph A above shall confirm the terms of the first extension Option as well as the Expansion Option I.

                 D. All notifications contemplated by this Paragraph, whether from Lessee to Lessor or from Lessor to Lessee, shall be in writing and shall be given in the manner provided for notice under this Lease.

                 E.       "Lease Year" as used herein shall mean each twelve
(12) month period commencing with the date the Lease term commences, or any anniversary thereof, and ending on the preceding day one year later.

                 F. If Lessee objects to the Base Rent quoted in Lessor's notice and Lessee timely exercises Expansion Option I under subparagraph A above, Lessor and Lessee shall attempt in good faith to select one qualified commercial real estate broker with at least five (5) years experience in leasing office/industrial space in the southeast Denver metropolitan area market. If they can so agree, the parties shall split the expense of such broker's services. The selected broker shall no later than thirty (30) days after selection make a determination of the Base Rent for the Expansion I Space based upon the same factors as Lessor has included (for example, the same lease term to which the Base Rent applies, level of tenant improvements granted by Lessor but excluding the Base Rent rate quoted by Lessor), which determination Lessor and Lessee agree to accept as the Base Rent for the Expansion I Space. Should the parties fail to select one individual within ten (10) days after Tenant's notice under subparagraph A above, Lessor and Lessee shall each select a qualified broker as described above, at its own expense, who shall independently within thirty (30) days thereafter make a determination of the Base Rent in the same manner described above. Should their individual determinations of Base Rent differ by less than ten percent (10%), the Base Rent shall be determined by averaging the two determinations. Should the Base Rent so determined differ by more than ten percent (10%), the two shall select a third broker qualified as described above who shall independently make a similar determination without knowledge of the two previously made. In that event, the Base Rent applicable to the Expansion I Space shall be determined by averaging the two closest of the three determinations. For example, if one of the brokers quotes a Base Rent rate of $13.00 per square foot, the second broker quotes a Base Rent rate of $14.00 per square foot and the third broker quotes a Base Rent rate of $11.50 per square foot, the Base Rent shall be the average of the two closest of the three determinations, i.e., $13.00 + $14.00 = $27.00/2 = $13.50 per square foot.

         13. EXPANSION OPTION II. Lessor hereby grants Lessee an option ("Expansion Option II") to add to the Premises not more than approximately 9,600 square feet of space representing all the remaining space in the Building (the "Expansion II Space") on the following terms and conditions:

                 A. Lessee shall give Lessor written notice of its desire to add the Expansion II Space no later than the fifty-first (51st) month after the Lease commencement date. Within thirty (30) days after receipt of Lessee's notice, Lessor shall notify Lessee of the approximate date the Expansion II Space will be available, which space may not all be available at one time, but which shall all be available no later than during the Sixth Lease Year of the Lease term and the Base Rent as described herein. Lessee shall have a period of five (5) calendar days after receipt of Lessor's notice in which to (i) exercise Expansion Option II on the terms and conditions of Lessor's notice or
(ii) exercise Expansion Option II but object to the Base Rent as set forth in Lessor's notice; in either case, by delivering written notice of such exercise to Lessor. If Lessee does not timely notify Lessor of its election to exercise Expansion Option II, in accordance with (i) or (ii) of the preceding sentence, Lessee shall be deemed to have waived Expansion Option II hereunder and it shall be of no further force and effect, and additionally, Lessor shall not be obligated to offer any space to Lessee pursuant to the First Offer Right described in Paragraph 11 above. Upon giving such notice, Lessee shall be deemed to have added the Expansion II Space to the Premises under the Lease as of the date Lessor can make such space available to Lessee for occupancy, but no later than during the Sixth Lease Year after completion of any tenant improvements (except if delayed due to Lessee's Delay defined in Exhibit B to the Lease or due to circumstances beyond Lessor's control) on the terms and conditions of Lessor's notice; provided, however, if Lessee exercised Expansion Option II but objected to the Base Rent, the space shall be deemed part of the Premises but the initial Base Rent shall be determined pursuant to subparagraph F below. The Expansion II Space shall be added to the Premises without requiring further action of the parties, provided, however, the parties agree to execute an amendment to the Lease setting forth the addition.

                 B. The terms on which the Expansion II Space shall be added to the Premises shall be the same terms and conditions set forth in the Lease, excluding the Base Rent, and being coterminous with the term of the Lease. In addition to such Base Rent, Lessee shall be obligated to pay Lessee's Share of all Operating Expenses, and Lessee's Share as set forth in Paragraph 4.2(a) of the printed portion of the Lease shall be recalculated by dividing the square footage of the Premises, including the Expansion II Space, by 54,280 square feet. The Base Rent to be paid by Lessee (including any tenant improvement allowance) shall be a rate comparable to the rate for comparable space in a comparable building in the Inverness Business Park for a comparable term with comparable tenant improvements. The Base Rent shall be quoted for the remainder of the Primary Lease Term, including the First Option Term. The Base Rent shall be subject to escalation for the first time the thirty-seventh
(37th) month of the First Option Term in the same manner as described in Paragraph 3 of the Addendum, and thereafter at the same time as the Base Rent for the originally demised Premises.

                 C. The right of Lessee granted in this paragraph shall continue only so long as Lessee (i) shall not be in default under the Lease;
(ii) shall not have sublet more than 5,000 square feet of the originally demised Premises plus the square footage of the Expansion I Space; (iii) shall not have assigned its interest in the Lease, nor vacated the Premises; (iv) has not exercised its First Offer Right as to such space; and (iv) shall have extended the term of the Lease for the first extension Option described in Paragraph 10 of this Addendum; and (v) Lessee did not add all the remaining space in the Building as Expansion Option I.

                 D. All notifications contemplated by this Paragraph, whether from Lessee to Lessor or from Lessor to Lessee, shall be in writing and shall be given in the manner provided for notice under this Lease.

                 E. If Lessee objects to the Base Rent Lessor quotes, the Base Rent shall be determined following the procedure described in Paragraph 12.F above.

         14.     LESSOR'S OPTION TO CANCEL ASSIGNMENT OR SUBLEASE BY LESSEE.

                 A. In the event that Lessee or any sublessee or assignee of Lessee (all hereinafter referred to as "Lessee"), shall intend to sublet all or a portion of the Premises (which portion is more than 40% of the square footage in the building on the Premises or more than 40% of the entire Premises and which sublease is for more than a one year term including options) or assign its interest under this Lease, to one other than a "Lessee Affiliate", as defined in Paragraph 12.2 of the printed portion of the Lease, then Lessee shall give to Lessor written notice of such intent, herein referred to as "Lessee's Notice of Intent", in strict accordance with the procedures hereinafter set forth.

                 B. Lessee's Notice of Intent shall set forth the date, herein referred to as the "Termination Date", upon which it is intended that a proposed sublease or assignment would become effective. The Termination Date shall not be less than ninety (90) days nor more than one hundred and twenty
(120) days from the date that Lessor receives Lessee's Notice of Intent. Within twenty (20) days after Lessor's receipt of Lessee's Notice of Intent, Lessor may give written notice to Lessee that Lessor elects to terminate this Lease effective as of the Termination Date. If Lessor shall so elect to terminate this Lease then neither Lessor nor Lessee shall be liable to the other for any reason having to do with this Lease from and after the Termination Date except for matters which shall have arisen prior to termination and except for the obligations of Lessee that exist upon termination.

                 C. In the event that Lessor does not exercise its right to terminate this Lease and in the event that Lessee does not in fact execute a final and binding sublease or assignment within one hundred and twenty (120) days after said Termination Date, which Sublease or Assignment term commences within one hundred and sixty (160) days after said Termination Date, then Lessee shall be obligated to give another Lessee's Notice of Intent to Lessor before Lessee may assign or sublease and the terms of this Addendum shall reapply. The failure of Lessor to exercise its right to terminate this Lease under this Paragraph shall not be deemed a waiver of the right to subsequently terminate this Lease in accordance with the terms hereof, as it is intended that this option to cancel shall continue to exist during the entire term of this Lease and any extension thereof.

                 D. In the event that Lessor, from time to time, declines to exercise its option to cancel this Lease, that decision shall not be deemed a waiver by Lessor of Lessor's right to approve or disapprove of the assignment or subletting by Lessee as the same is otherwise provided for in Paragraph 12.1 of the printed portion of the Lease.

         15.     MISCELLANEOUS.

                 A. Business Day's. As used in this Lease, the term "business day" shall mean a calendar day Monday through Friday except such days the U.S. Postal Service is closed.

                 B. Utility Service. The parties acknowledge that all utilities servicing the Premises are separately metered except for water and sewer service.

                 IN WITNESS WHEREOF, this Addendum is executed as of the day and year first above written.

T-NETIX, INC., a Colorado corporation       Pacifica 67 Inverness, LLC, a
                                            Colorado limited liability company

By: /s/ [ILLEGIBLE]
   ------------------------------------
Title:  EVP AND CFO                         By: /s/ [ILLEGIBLE]
      ---------------------------------        ------------------------------
                                                     Authorized Signature

Attest:                                                    "Lessor"

By: /s/ LORRAINE L. BROWN
   ------------------------------------
Title: Administrative Assistant
      ---------------------------------

                 "Lessee"

                                                                       EXHIBIT A


                                SITE PLAN 'A'


                       [MAP OF OFFICE BUILDING COMPLEX]

                                  EXHIBIT B
                                 WORK LETTER


Re:       Lessee:       T-NETIX, INC.
          Premises:     67 Inverness Drive East, Englewood, CO

          Concurrently herewith, you as Lessee and the undersigned, as Lessor, have executed a Lease covering the above captioned Premises. The provisions of said Lease are herein incorporated by reference as if fully set forth herein. In consideration of the execution of said Lease, Lessee and Lessor mutually agree as follows:

          1. Lessee and Lessor have finalized, initialled and approved a space plan for the Premises dated March 15, 1996 (the "Plan") and outline specifications for the Building.

          2. Lessor's contractor shall perform the finish work for the Premises shown in the Plan ("Lessor's Work") at Lessor's costs and expense. In addition, Lessor has agreed to reimburse Lessee $37,575.00 for the architectural expenses incurred by Lessee in preparation of the Plan, which amount shall be paid within thirty (30) days after Lessor receives an invoice and such substantiation as Lessor may reasonably request therefor from Lessee. Lessee shall be responsible for all other improvements or finish associated with Lessee's use or occupancy of the Premises.

          3. Changes to the Plan may be made only upon prior written approval by Lessor and Lessee, consent for which shall not be unreasonably withheld. Notwithstanding the foregoing, Lessor reserves the right within Lessor's reasonable discretion to change or substitute materials which may have been originally specified in the Plan with materials that are substantially equivalent. All costs incurred by changes requested by Lessee, including costs of the revisions in architectural, mechanical and electrical working drawings and costs of construction and materials, and reimbursables necessitated by such changes, shall be paid for in full by Lessee upon billing by Lessor or Lessor's designer.

          4. Notwithstanding the provisions of the Lease, the commencement of the term of the Lease and Lessee's rental obligations will not be delayed or extended by any delay: (i) caused by modifications, revisions and changes to the Plan or final working drawings due to changes requested by Lessee, its agents or employees; (ii) in the delivery or installation of any special or non-standard building items specified by Lessee (of which Lessor will notify Lessee as soon as practicable after execution of the Lease and thereafter in the course of regularly scheduled construction meetings); or (iii) of any kind or nature in the completion of the Premises caused by Lessee, its agents or employees ("Lessee Delay"). Lessee shall pay all costs arising from Lessee Delay.

          5. Lessee has designated John Giannaula as its sole representative with respect to the matters set forth in this Work Agreement, who shall have full authority and responsibility to act on behalf of the Lessee as required in this Work Letter. Lessee shall have the right, by written notice to Lessor, to change or add a designated representative.

          6. Lessor has designated Greg Downs or Chetter Latcham as its sole representatives with respect to Lessor's responsibilities under this Work Agreement, who shall have full authority and responsibility to act on behalf of the Lessor as required in this Work Letter. Lessor shall have the right, by written notice to Lessee, to change its designated representative.

          7. Any and all notices required to be given hereunder shall be in writing in accordance with the terms and provisions of the Lease. However, in all cases notices shall also be given to those individuals to be specified pursuant to Paragraphs 5 and 6 above.

                                  Very truly yours,

                                  PACIFICA 67 INVERNESS.  LLC,
                                  a Colorado limited liability company


                                  By:  /s/ ILLEGIBLE
                                     -----------------------------------------
                                              Authorized Representative
                                                   "Lessor"
AGREED AND ACCEPTED
this 15th day of April, 1996.

T-NETIX, INC.,
a Colorado corporation


By:        /s/ ILLEGIBLE
         -------------------------------------
Title:     EVP & CFO
         -------------------------------------


ATTEST:

By:        /s/ LORRAINE L. BROWN
         -------------------------------------
Title:     ADMIN ASST
         -------------------------------------

                         EXHIBIT C TO LEASE AGREEMENT

                             RULES AND REGULATIONS


          To that certain Lease dated April 15, 1996, between PACIFICA 67 INVERNESS, LLC, A COLORADO LIMITED LIABILITY COMPANY, as lessor, and T-NETIX, INC., A COLORADO CORPORATION, as Lessee, covering the property located at 65 Inverness Drive East, Englewood, Colorado.

To the extent that this Addendum conflicts with, modifies or supplements other portions of the Lease, the provisions contained in this Addendum shall govern and control the rights and obligations of the parties.

I. SIGN CRITERIA:  See EXHIBIT E, attached hereto and made a part hereof.

A.       General Restrictions:

         1.   No electrical or audible signs will be allowed.

         2. Except as provided herein, no banners, pennants, placards, freestanding signs, or signs affixed to automobiles or trailers are allowed on the building, in the landscaped areas, or on streets or parking area. The restriction pertaining to automobiles ortrailers does not apply to magnetic or painted identification signs placed on company or private vehicles for use in the normal course of business.

II.       HAZARDOUS SUBSTANCES:

          (a) REPORTABLE USES REQUIRE CONSENT. The term "HAZARDOUS SUBSTANCES" as used in this Lease shall mean any product, substance, chemical material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (all applicable statutes, ordinances, rules, regulations, orders, covenants, requirement of any governmental or quasi-governmental entity now in effect or which may hereafter come into effect.) "REPORTABLE USE" shall mean (i) the installation or use of any above or below ground storage tank,
(ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior written consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by any Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises or neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substances, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurance as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, installation (and removal on or before Lease expiration or earlier termination) or reasonably necessary protective modification to the Premises (such as concrete encasements) and/or deposit of an additional Security Deposit.

          (b) DUTY TO INFORM LESSOR. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice to such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

          (c) BOND TO THE POSTED. In the event of such notification by Lessee, Lessee shall post a bond satisfactory to the Lessor equal to the estimated cost of removal, transporting, storage, disposal and clean up of its regulated substances should Lessee vacate the leased premises without lawfully disposing of those regulated substances.

          (d) INDEMNIFICATION. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph II shall include, but not be limited to, the effect of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

          (e) LESSOR'S OBLIGATION. At the commencement date of the Lease term, Lessor shall deliver the Premises to Lessee free and clear of Hazardous Substances that violate Applicable Law.

          The provisions of this paragraph are in addition to, and not in lieu of, any other provisions contained in this Lease.

Ill.     TEMPERATURE:

         Lessee shall maintain the air temperature in its leased space warm enough to prevent the freezing of plumbing and sprinkler systems, if any.

IV.      DISCLOSURE

         (a) This Lease has been prepared by Pacifica Holding Company, a Colorado Corporation, at the request of the Lessor and Lessee, who are herein referred to as "the Parties" without regard to number or gender. The Parties have been advised to have this document reviewed by their own independent counsel, and confirm that in signing this document, they have not relied on any acts or any conduct of Pacifica Holding Company, and its agents with regard to the interpretation or meaning of this documents. The Parties jointly and severally waive any and all claims, actions, demands, and loss against Pacifica Holding Company, its agents, employees, and each of them, that a Party may incur by reason of any act, error, or omission in the preparation of this document and in its interpretation and meaning, whether or not the interpretation and meaning is the result of determination by a court or arbitration panel of competent jurisdiction. The preceding waiver provisions have been negotiated by and between the Parties on the one part, and Pacifica Holding Company on the other part.

         (b) Please be advised that the Lessor or Lessee of the Premises may be subject to the Americans With Disabilities Act (the ADA), a Federal law codified at 42 USC Section 12101 et seq. Among other requirements of the ADA that could apply to the Premises, Title III of the ADA requires the Lessor and Lessee of "public accommodations" to remove barriers to access by disabled persons and provide auxiliary aids and services for hearing, vision or speech impaired persons by January 26, 1992. The regulations under Title III of the ADA are codified at 28 CFR Part 36. The Lessor and Lessee have been advised to have independent counsel review the ADA and the regulations to determine if this law would apply, and the nature of the requirements.

EXHIBIT D                   105 N. Main, PO Box One, Wichita, Kansas 67202, USA
LETTER OF CREDIT                                              Telex: 5101007591
                                                              Cable: INTRUSTBK
                                                        Telephone: 316-383-1111
                                                              Fax: 316-383-1665


==========================================================================================================================
ISSUING BANK:                                                  IRREVOCABLE
                                                               LETTER OF CREDIT

INTRUST BANK, N.A.
105 N. MAIN
WICHITA, KANSAS 67202                                                   NUMBER:
USA
--------------------------------------------------------------------------------------------------------------------------
PLACE OF ISSUE: WICHITA, KANSAS USA                            EXPIRY DATE: APRIL 15, 1997
--------------------------------------------------------------------------------------------------------------------------
DATE OF ISSUE : APRIL 15, 1996                                 PLACE FOR PRESENTATION: WICHITA, KANSAS USA
--------------------------------------------------------------------------------------------------------------------------
APPLICANT:                                                     BENEFICIARY:

T-NETIX, INC.                                                  PPACIFICA 67 INVERNESS, LLC
6675 SOUTH KENTON STREET                                       c/o PACIFICA HOLDING COMPANY
ENGLEWOOD, CO 80111                                            5350 SOUTH ROSLYN STREET, SUITE 240
                                                               ENGLEWOOD CO 80111
--------------------------------------------------------------------------------------------------------------------------
ADVISING BANK:                                                 AMOUNT:
                                                               USD225,000.00 **TWO HUNDRED TWENTY FIVE THOUSAND DOLLARS
                                                               AND 00/100**
                                                               -----------------------------------------------------------
                                                               Credit available with Nominated bank:
                                                               RESTRICTED TO COUNTERS OF ISSUING BANK

--------------------------------------------------------------
                                                               BY: PAYMENT

                                                               TENER: SIGHT

                                                               AGAINST THE DOCUMENTS DETAILED HEREIN AND BENEFICIARY'S
                                                               DRAFT(s) DRAWN ON:
                                                               INTRUST BANK, N.A., WICHITA, KANSAS USA
--------------------------------------------------------------------------------------------------------------------------
DOCUMENTS REQUIRED

1.  THIS LETTER OF CREDIT NO.______; AND

2.  CERTIFICATION SIGNED BY AN AUTHORIZED REPRESENTATIVE OF PACIFICA 67 INVERNESS, LLC, A COLORADO LIMITED LIABILITY
    COMPANY, OR AN OFFICER OF ITS TRANSFEREE OR ASSIGNEE, STATING ESSENTIAL AS FOLLOWS:
           "THE UNDERSIGNED BENEFICARY REQUESTS PAYMENT OF THE ENCLOSED DRAFT UNDER THE ENCLOSED
           LETTER OF CREDIT."

SPECIAL CONDITIONS:

1.  THIS LETTER OF CREDIT SHALL BE TRANSFERABLE AND ASSIGNABLE TO ANY PERSON OR ENTITY WHO IS THE SUCCESSOR OR ASSIGNEE
    OF BENEFICIARY'S INTEREST UNDER THE LEASE ENTERED INTO ON OR ABOUT ________________, BETWEEN PACIFICA 67 INVERNESS,
    LLC, A COLORADO LIMITED LIABILITY COMPANY AND T-NETIX, INC., A COLORADO CORPORATION.






--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
WE HEREBY ISSUE THE IRREVOCABLE DOCUMENTARY CREDIT IN YOUR FAVOR. IT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR
DOCUMENTARY CREDITS (1993 REVISION, INTERNATIONAL CHAMBER OF COMMERCE, PARIS, FRANCE, PUBLICATION 500) AND ENGAGES US IN
ACCORDANCE WITH THE TERMS THEREOF. THE NUMBER AND THE DATE OF THE CREDIT AND THE NAME OF OUR BANK MUST BE QUOTED ON ALL
DRAFTS REQUIRED. IF THE CREDIT IS AVAILABLE BY NEGOTIATION, EACH PRESENTATION MUST BE NOTED ON THE REVERSE SIDE OF THIS
ADVICE BY THE BANK WHERE THE CREDIT IS AVAILABLE.

INTRUST BANK, N.A.


AUTHORIZED SIGNATURE
                                                     Page 1 of 1
--------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT E

               1)    [PICTURE OF BUILDING IDENTIFICATION SIGNS]

               2)    [PICTURE OF INTERSTATE BUILDING IDENTIFICATION SIGNS]

               3)    [PICTURE OF TENANT IDENTIFICATION SIGNS]

               4)    [PICTURE OF INFORMATIONAL SIGNS]




                    INVERNESS BUSINESS PARK SIGNAGE MANUAL

                                  EXHIBIT E

                         [DIAGRAM OF TEMPORARY SIGN]

                                   EXHIBIT E

Inverness Business Park has established a complete system of exterior signage. The system is designed to make the Park more efficient by informing, directing and controlling residents and visitors, and still enhance the appearance of Inverness by meeting the same high standards of aesthetic quality as the community itself. All signage, temporary as well as permanent, are to be designed and constructed in compliance with this guideline.

There are five types of signs in the signage system. They are:

         1) Building Identification Signs
         2) Interstate Building Identification Signs
         3) Tenant Identification Signs
         4) Informational Signs
         5) Temporary Signs

Each type of sign is discussed in this manual.

The Inverness Planning and Architectural Control Committee (IPACC) oversees adherence to the signage system. Design for any proposed sign(s) must be submitted to IPACC for review and approval. Incorporated in the signage design should be details of design, materials, lettering, location, mounting, size, color and lighting.

Signage plans are to be submitted to:

         THE INVERNESS PLANNING AND ARCHITECTURAL CONTROL COMMITTEE 2 Inverness Drive East, Suite 200
         Englewood, Colorado 80112

         (303) 649-9857

The individuals and or companies submitting plans will be notified by IPACC if any changes or adjustments are necessary and will receive written notification when the plan is approved.

                                   EXHIBIT E

BUILDING IDENTIFICATION SIGN

This is the principal sign identifying the name of each building site or the name(s) of the company(s) occupying the building(s) and the building address (number and street) in a consistent location and typeface on the sign. The sign is to be placed along the street near the site's major auto driveway entrance. In most cases, one address sign per site is sufficient and normally, only one address sign is allowed. The exception may be those cases where a site has more than one major vehicular entrance on different sides of the site or where the nature of the site and adjacent roadways is such that IPACC determines that more than one sign is desirable for proper identification. No signs, individual letters or numbers may be placed directly on office or industrial buildings. Signs may be placed on commercial buildings in special situations where IPACC determines it appropriate.

General Specifications:

1. Leg Frame - Fabricated from high quality rectangular tubular steel formed into the standard shape and one of the approved dimensions shown in "Exhibit A." Because the frame is hollow, all electrics for illuminated signage can be concealed. We recommend that identification signs be illuminated.

2.       Sign Box - Formed from steel channel and mounted within the frame.

3. Sign Faces - Constructed of 18 gauge steel with an angle iron support frame on the back. The sign must have the same layout of information on both sides.

4. Graphics on the sign faces can be either of the following. We recommend "a".

         a. Routed letters and numbers backed with plexiglass and illuminated from the interior.

                                   EXHIBIT E

         b. Face mounted plexiglass letters and numbers with the address portion faced with scotchlite or equally reflective material. Letter height shall not exceed 10" for the company name(s) and building number, 6" for any descriptive information, and 3" for the street name. Owners or tenants are encouraged to design their own trademark graphics for their sign.

5. Color - Sign color can be either a silver gray background with black letters or a black background with off-white letters. In all cases, the frame color is to be black. The use of color on the company logo and name is encouraged.

6. Placement of an identification sign must relate to two factors. One, the best position for viewing from the roadway and two, the best visual relationship to the architecture. An identification sign must be placed perpendicular to approaching vehicular traffic and not obscure any other sign or reduce sight distance for traffic safety.

INTERSTATE/BUILDING IDENTIFICATION SIGN

Those buildings with Interstate-25 frontage may have signage designed to identify major tenant(s) for the motorist on the Interstate. The signs are special purpose and to be allowed only for tenants with national stature, with a highly visible and instantly recognized company logo.

The sign shall be custom designed to conform to those now existing.

TENANT IDENTIFICATION SIGN

The purpose of tenant identification signs is to provide a means of identifying tenants and their location in a multitenant and multientry type building. The tenant sign is located adjacent the exterior front door access to the tenants leased space.

                                   EXHIBIT E

General Specifications:

1. Leg Frame - Fabricated for high quality 1" x 3" tubular steel into the standard shape and size.

2. Sign Box - 1" x 3" steel channel formed into a 2 feet x 4 feet frame and mounted within the leg frame.

3. Sign Faces - Constructed of 18 gauge steel with an angle iron support frame on the back of each face.

4. Graphics - Face mounted plexiglass or vinyl letters depicting the company name and logo on one face only.

5. Colors - Sign color can be either silver gray with black letters or black with off-white letters. In all cases, the frame color is to be black.

INFORMATIONAL SIGN

Informational signage includes instructions to visitors, vendors, customers, directional signage, designated parking areas, and driveway entrance signs.

1. Leg Frame - Fabricated for high quality 1" x 3" tubular steel into the standard shape and size.

2. Sign Box - 1" x 3" steel channel formed into a frame and mounted within the leg frame. The size of the frame may vary from 18" x 18" to 24" x 24".

3. Sign Faces - Constructed of 18 gauge steel with an angle iron support frame on the back of each face.

4.       Graphics - Face mounted plexiglass letters and numbers. Maximum size
         3".

5.       Colors - Frame and sign face black with off white letters.

                                   EXHIBIT E

TEMPORARY SIGN

Temporary signs placed on the property are to be removed after the specific purpose they have served has been satisfied. Examples of such signs are temporary building identification signs, construction signs, and for lease or for sale signs.

General Specifications:

1. Leg Frame - Fabricate from steel pipe (1 1/2" diameter) into the shape and size to fit a standard 36" x 36" sign face.

2. Sign Face - 18 gauge steel backed and attached to the leg frame with 1" x 1" tubular steel.

3. Graphics - Face mounted with vinyl letters and numbers on one face only. Nomenclature on real estate signage is limited to the nature of offering (for sale, for lease, etc.), the name of the offering real estate company, their logo, and phone number.

4. Colors - Frame and back of sign face black. Sign face off-white with black letters and numbers. Company logo any color.

5. One sign is permitted per site and is to be located parallel to the street at least 25 feet from the street curb. No signs may be mounted on building walls.

                                  EXHIBIT E

                  [DIAGRAM OF BUILDING IDENTIFICATION SIGN]

                                  EXHIBIT E

           [DIAGRAM OF TENANT IDENTIFICATION AND INFORMATION SIGN]

                                  EXHIBIT F



                                SITE PLAN 'A'


                       [MAP OF OFFICE BUILDING COMPLEX]

                   AMENDMENT NUMBER ONE TO LEASE AGREEMENT

         THIS AMENDMENT NUMBER ONE TO LEASE AGREEMENT is entered into as of the 20th day of May, 1996, by and between Pacifica Development Properties, II LLC, a Colorado limited liability company ("Lessor") and T-Netix, Inc., a Colorado corporation ("Lessee").


                                  Recitals:

         A. On or about April 15, 1996, Lessor and Lessee entered into a written lease agreement (the "Lease") pertaining to approximately 37,575 square feet of space located at 67 Inverness Drive East, Englewood, Colorado (the "Premises").

         B. The Lessor's name was incorrectly reflected in the Lease as Pacifica 67 Inverness, LLC, a Colorado limited liability company.

         C. Lessor and Lessee now desire to amend the Lease and the prior amendments thereto, if any, in the manner and form hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, Lessor and Lessee hereby agree as follows:

         1. The Lease is hereby amended to substitute in all places in the Lease where the name of the Lessor appears, the Lessor's correct name, Pacifica Development Properties, II LLC, a Colorado limited liability company.

         2. If there is any conflict between the terms and provisions of this Amendment and the terms and provisions of the Lease or any prior amendments thereto, the terms and provisions of this Amendment shall govern. Except as herein specifically set forth, all other provisions of the Lease and any prior amendments thereto shall remain in full force and effect and be binding upon the parties in accordance with their terms.

         IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date set forth above.

T-Netix, Inc.,                          Pacifica Development Properties, II LLC
a Colorado corporation                  a Colorado limited liability company

By:  /s/ [ILLEGIBLE]                    By: /s/ [ILLEGIBLE]
   ---------------------------             ---------------------------
   Title: [ILLEGIBLE]                          Authorized Signature
         ---------------------
ATTEST                                              "Lessor"

By: /s/ [ILLEGIBLE]
   ---------------------------
Title:  [ILLEGIBLE]
      ------------------------
         "Lessee"